Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent Events

On March 4, 2016, the Company modified the exercise price for certain outstanding options that have been granted under the Company's 2014 Share Incentive Plan in order to provide appropriate incentives to the relevant employees. The exercise price were modified to US$3.09 per ordinary share which represent the closing price of the day prior to the modification with other conditions remaining unchanged. The Company estimated that the total incremental cost is approximately US$3.4 million (RMB22.1 million). The incremental cost related to the vested option is immaterial and the incremental cost related to the unvested options will be amortized over the remaining period ranged from 33 months to 45 months.